Capital Management (Details) $ in Thousands	Dec. 31, 2023 USD ($)	Dec. 31, 2022 USD ($)	Jan. 01, 2022 USD ($)	Dec. 31, 2021 USD ($)
Capital management
Loans and borrowings	$ 448,875	$ 786
Lease liabilities	15,806
Trade and other payables	89,921	927	$ 604
Derivative financial liabilities	98,527	7,443	8,440
Other financial liabilities	217,616	280,996	253,530
Cash	(32,372)	(42)	(955)	$ (955)
Net debt	838,373	290,110
Equity	$ 268,027	$ (19,961)	$ 4,064	$ 4,064
Net debt equity ratio	0.0313	(0.1453)